Exhibit 99.1
                                                                    ------------


          $596,410,000 Floating Rate Asset Backed Notes April 23, 2001
                     AIG Credit Premium Finance Master Trust
                                  Series 2001-1

Approximate Securities Structure:
---------------------------------

                           Anticipated
             Approximate     Ratings                                              Scheduled
             Face Amount    (Moody's/    Fixed /    WAL      Refinance             Payment
   Class     ($ Millions)      S&P)     Floating  (yrs)(1)    Date(2)               Date
------------------------------------------------------------------------------------------------
 A           $575,000,000    Aaa/AAA    Floating     5.0      May 15, 2006    November 15, 2007
 B           $21,410,000      A1/A      Floating     5.0      May 15, 2006    November 15, 2007
 C (Not      $15,292,553       NR       Floating     5.0      May 15, 2006    November 15, 2007
  Offered)

(1)      Assumes the Notes are refinanced on the Refinance Date.
(2) If the Notes are not refinanced on the Refinance Date, the coupon on each class will increase by 50 bps

Receivables Profile:
--------------------
The receivables consist of deferred payment obligations and premium finance loans to commercial insureds to finance property and casualty insurance premiums throughout the United States. If the insured party stops paying on a receivable, the Servicer can cause the insurance company to cancel the insurance policy and cause the return of amounts representing the unearned portion of the insurance premium, as well as realize on any other pledged collateral.

Key Features:
-------------
Offering Type               SEC-Registered
Lead Manager:               Goldman, Sachs & Co.
Co-Managers:                Banc of America Securities LLC, Banc One Capital
                            Markets, Inc., Salomom Smith Barney
Seller :                    A.I. Receivables Transfer Corp. (ART)
Servicer:                   AIGC
Reds:                       On or about April 25, 2001
Launch:                     On or about May 3, 2001
Pricing:                    On or about May 4, 2001
Closing:                    On or about May 10, 2001
Payment Date:               The 15th day of each month, or if that day is not a
                            business day, the next business day. The first
                            Payment Date is June 15, 2001.
ERISA Eligible:             Yes, subject to certain conditions for eligibility.
Maturity:                   Refinanceable at approximately year 5. Soft bullet
                            at approximately year 6.5. If the Notes are not
                            refinanced at year 5, there will be a step-up coupon
                            of 50 bps.
Day Count:                  Actual/360
Tax Status:                 Debt for federal, state and local income tax
                            purposes and franchise tax purposes.
Minimum Denominations:      Minimum denominations of $100,000 and integral
                            multiples of $1,000 in excess thereof.
Clearance and Settlement:   DTC/Clearstream/Euroclear

================================================================================

Collateral Facts (as of December 31, 2000):
-------------------------------------------
Initial Pool Balance:                                            $1,549,378,463
Number of Premium Finance Obligations:                                  108,099
Average Receivable Balances:                                            $14,333
Geographic Distribution (Above 5% of pool):                    New York (22.7%)
                                                             California (19.5%)
                                                                   Texas (8.6%)
Insurance Carriers (Above 4% of pool):                              AIG (29.0%)
                                                              Lloyd's of London
                                                                         (6.5%)
                                                               FFH Insurance Co
                                                                         (6.4%)
                                                                St. Paul (4.3%)

Selected Servicer Performance Data
----------------------------------
                                     Table 1
                   Premium Finance Obligation Loss Experience
                             (Dollars in Thousands)

                                         Year Ended December 31,
                               --------------------------------------------
                                   2000           1999           1998
Average Aggregate Outstanding   $1,432,922     $1,362,307     $1,447,863
  Principal Balance(1)
Gross Charge-Offs (2)               14,277         13,885         19,359
Recoveries (3)                       5,817          5,823          4,302
Net Charge-Offs                      8,460          8,062         15,057
Net Charge-Offs as Percentage        0.59%          0.59%          1.04%
  of Average Aggregate
  Outstanding Principal
  Balance, Net (2)

(1) Calculated as the average of (a) the average monthly beginning receivables balance and (b) the average monthly ending receivables balance, over the relevant periods (balances do not include unfunded premium finance obligations).
(2) A premium finance obligation is generally charged-off within one year after cancellation. The related insurance policy is cancelled generally within one month following an Insured's failure to make a scheduled installment payment.
(3) A recovery occurs if, after a premium finance obligation is written off, the Originator as the case may be, receives additional funds to pay in whole or in part the outstanding balance due.
(4)      Calculated on an annualized basis.

                                     Table 2
    Premium Finance Obligation Delinquency Experience Following Cancellation

                                              At December 31,
-------------------------------- -------------------------------------------
Number of Days a Premium             2000          1999           1998
Finance Obligation Remains
Overdue After Cancellation of
the Related Insurance Policy:
1-30 days                           1.42%          1.18%          1.47%
31-60 days                          0.49%          0.83%          0.74%
61-90 days                          0.41%          0.42%          0.47%
91-120 days                         0.20%          0.29%          0.40%
121-150 days                        0.15%          0.19%          0.39%
151 days or greater (1)             0.69%          1.27%          1.11%
                                 ------------- -------------- --------------
            Total                   3.36%          4.18%          4.59%


(1) A premium finance obligation is generally charged-off within one year after cancellation of the related insurance policy.


Selected Loan Data:
-------------------

                                     Table 1
 Outstanding Premium Finance Obligation Account Balances by Size as of December
                                    31, 2000

                                             % of                         % of Aggregate
                               No. of       Premium                        Outstanding
                              Premium       Finance      Outstanding     Premium Finance
Outstanding Premium           Finance     Obligation   Premium Finance      Obligation
Finance Obligation           Obligation    Accounts       Obligation         Account
Account Balance(1)(3)       Accounts (2)      (4)      Account Balance      Balance(4)
$5,000 or Less                  80,829       74.77%    $ 121,452,271            7.84%
$5,001 - $10,000                11,375       10.52%       80,048,783            5.17%
$10,001 - $25,000                8,705        8.05%      134,838,699            8.70%
$25,001 - $50,000                3,417        3.16%      118,580,043            7.65%
$50,001 - $75,000                1,234        1.14%       75,250,350            4.86%
$75,001 - $100,000                 675        0.62%       58,291,492            3.76%
$100,001 - $250,000              1,174        1.09%      181,030,578           11.68%
$250,001 - $500,000                401        0.37%      139,315,967            8.99%
$500,001 - $1,000,000              162        0.15%      113,781,109            7.34%
$1,000,001 - $5,000,000            110        0.10%      210,609,216           13.59%
Greater Than $5,000,001             17        0.02%      316,179,953           20.41%
                            ---------------------------------------------------------
   Total(3)                    108,099      100.00     $1,549,378,463          100.00%

--------------------
(1) Account balances include outstanding principal balances (including committed but unfounded amounts) and unearned finance charges.
(2) A premium finance obligation account is generally a single Insured that may have premium finance obligations with respect to one or more commercial insurance policies outstanding at the time of determination.
(3) The average outstanding account balance as of December 31, 2000 was approximately $14,333.
(4) Dollar amounts and percentages may not sum exactly to the totals because of rounding.

                                     Table 2
Composition of Premium Finance Obligation Accounts by Remaining Installment Term
                 As of December 31, 2000 (Dollars in Thousands)

                                                      Outstanding
                           No. of         % of          Premium        % of Aggregate
                          Premium        Premium        Finance          Outstanding
                          Finance        Finance      Obligation       Premium Finance
Remaining                Obligation    Obligation       Account      Obligation Account
Installment Term(1)       Accounts     Accounts(2)   Balance(1)(2)       Balance(2)
0 to 3 Months                 50,559      46.77      $216,681,108          13.99%
4 to 6 Months                 33,181      30.70%      406,000,208          26.20%
7 to 9 Months                 19,298      17.85%      474,256,978          30.61%
10 to 12 Months                2,071       1.92%      117,045,537           7.55%
13 to 18 Months                1,694       1.57%      107,171,006           6.92%
More than 18 Months            1,296       1.20%      228,223,626          14.73%
                       -----------------------------------------------------------
   Total                      108,099    100.0       $1,549,378,463        100.00%

--------------------
(1) Terms of the premium finance obligations commonly provide for level payments of principal and finance charges on a monthly basis, although certain premium finance obligations do not have a level repayment requirement.
(2) Dollar amounts and percentages may not sum exactly to the totals due to rounding.

                                     Table 3
     Geographic Distribution as of December 31, 2000 (Dollars in Thousands)

                           No. of                        Outstanding       % of Aggregate
                           Premium     % of Premium    Premium Finance       Outstanding
                           Finance        Finance        Obligation        Premium Finance
                         Obligation     Obligation         Account       Obligation Account
                          Accounts      Accounts(2)     Balance(1)(2)        Balance(2)
New York                    12,103       11.20%         $ 351,331,363        22.68%
California                  31,980       29.58%           302,683,038        19.54%
Texas                        9,609        8.89%           132,989,067         8.58%
New Jersey                   5,875        5.43%            64,155,224         4.14%
Florida                      4,854        4.49%            54,381,313         3.51%
Arkansas                       187        0.17%            51,603,032         3.33%
Georgia                      3,607        3.34%            49,609,460         3.20%
Illinois                     2,617        2.42%            44,113,669         2.85%
Pennsylvania                 3,461        3.20%            40,398,360         2.61%
Ohio                         1,617        1.50%            37,267,596         2.41%
Arizona                      1,800        1.67%            36,674,969         2.37%
Louisiana                    4,486        4.15%            31,727,017         2.05%
Other (Less than 2%)        25,903       23.96%           352,444,355        22.75%
                        ------------------------------------------------------------
   Total                   108,099      100.00%         $1,549,378,463       100.00%

(1) Significant percentages of the premium finance obligations funded by the Originators are originated in New York, California and Texas, and accordingly, adverse economic developments in such areas could adversely affect collections of Receivables related to obligations originated in such areas.
(2) States with 2% or less of the total premium finance obligation account balances.
(3) Dollar amounts and percentages may not sum exactly to the totals due to rounding.

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

AIG Support Agreement:      AIG has entered into an agreement (the "AIG Support
                            Agreement") to cause each of the Originators, the Seller and the Servicer to have a minimum net worth of at least $1 and to meet any obligation when due.

Credit Enhancement:         Yield Enhancement: Additional cash flows, in the
                            amount of 2.50% of allocable collections are available to pay monthly amounts due to investors from amounts that otherwise would have been paid to the Trust Interest.

                            Yield Enhancement Account: Unused Excess Spread and monthly Yield Enhancement will be deposited each month into a spread account up to an amount equal to 91+ day delinquencies.

                            Subordination: 6.0% for Class A and 2.5% for Class
                            B.

                            AIG Indemnification of Excess Concentration Losses:
                            AIG has agreed to indemnify the Trust for all losses in respect of defaulted Receivables in excess of the insurer, insured and deferred payment obligation concentration limits included within the definition of Excess Receivables Amount.

                            Excess Spread: For calendar years 1998, 1999, and 2000, the average yield on the portfolio exceeded the monthly average of daily 1m LIBOR by at least 275 bps.

Refinancing of the Notes:   The Seller may refinance the Notes on any Payment
                            Date on or following May 15, 2006 (the "Refinance
                            Date") in whole, without premium (a "Refinancing"), upon prior written notice to the Trustee. If the Notes are not refinanced on the Refinance Date, the coupon on each of the Notes will increase by 50 bps.

Principal Payments:         Revolving Period: The Revolving Period starts on the
                            closing date and ends on May 15, 2006. No principal payments or deposits will be made for the benefit of Noteholders

                            Controlled Accumulation Period: Principal amounts of 1/18th of original Note balance for 18 months scheduled to begin on May 15, 2006 are deposited in the Principal Funding Account (PFA). The amounts in the PFA will be paid sequentially:
                                    o        first to Class A Noteholders on the
                                             Scheduled Payment Date
                                    o        then to Class B Noteholders on the
                                             Scheduled Payment Date
                                    o        lastly to the Class C Noteholders
                                             on the Scheduled Payment Date

                            Postponement of Controlled Accumulation Period: Upon written notice to the Trustee, the Servicer may elect to postpone the commencement of the Controlled Accumulation Period, and extend the length of the Revolving Period. The Servicer may make such election only if the number of whole months expected to be required to fully fund the Principal Funding Account by the Scheduled Payment Date is less than 18 months.

                            Rapid Amortization Period: Upon occurrence of a Pay-Out Event, sequential payment in alphabetical order of all principal payments allocable to investors.

Long Term Receivable        Upon occurrence of a Pay Out Event, the Seller
Buyout Provision:           (supported by AIG) will purchase receivables with a
                            remaining maturity of more than twelve months up to 90% of the pool.

                      STRUCTURAL AND COLLATERAL TERM SHEET


--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

Pay-Out Events:             Pay-Out Events, which can cause Rapid Amortization
                            include:

                                    (a)      specified defaults in the
                                             remittance or deposit of funds or
                                             covenant breaches by the
                                             Originators, Trust or the Seller;
                                    (b)      breaches of specified
                                             representations and warranties by
                                             the Originators, Trust or the
                                             Seller;
                                    (c)      the Trust Interest as of the end of
                                             the immediately preceding Monthly
                                             Period does not equal the largest
                                             required Minimum Trust Interest of
                                             any outstanding series;
                                    (d)      specified Servicer Defaults;
                                    (e)      a Monthly Payment Rate of less than
                                             6% for three consecutive Monthly
                                             Periods;
                                    (f)      a Finance Premium Percentage of
                                             more than 90% for three consecutive
                                             Monthly Periods;
                                    (g)      an Annualized Monthly Excess Spread
                                             Amount below 400 basis points for
                                             three consecutive Monthly Periods;
                                    (h)      if the Unconcentrated 240+ Day
                                             Delinquency Percentage is more than
                                             6% for three consecutive Monthly
                                             Periods;
                                    (i)      upon an Event of Default;
                                    (j)      the Notes have not been paid in
                                             full on the Scheduled Payment Date;
                                    (k)      an Insolvency Event occurs with
                                             respect to AIG; or
                                    (l)      the Trustee shall fail to have a
                                             valid first priority perfected
                                             interest in any portion of the
                                             Trust assets, and the same has a
                                             material and adverse effect on
                                             Noteholders



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind. A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. These securities are being offered by the issuer and represent a new financing. A final prospectus relating to these securities may be obtained from the offices of Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004,
Attention: Prospectus Department.